SEMIANNUAL REPORT

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                              Emerging Growth Fund

                                 APRIL 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

   After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

   This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

   At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.


Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock

                              Emerging Growth Fund

               Small-company growth stocks ride out a rocky market
               ---------------------------------------------------

Small-company growth stocks posted decent gains over the past six months, propelled by a combination of continued healthy, non-inflationary U.S. economic growth, relatively low and stable interest rates, strong consumer confidence and an unemployment rate plummeting to a low not seen in nearly three decades. Small stocks got off to a weak start, however, because financial turmoil in Southeast Asia and Japan incited fears that the U.S. economy, and ultimately corporate earnings, would slow in response. The prices of small-company growth stocks -- defined as those with above-average increases in revenues and earnings -- suffered the most. When the market hit the rough patch, investors headed for the relative safety of the larger, well-known, more liquid companies.
As a result, small-company stocks lagged their large-company cousins during the last six months.

   Later in the period, when the Asian turmoil proved to be less of a chink in the U.S. economy's armor than first feared, small-company growth stocks -- which are the Fund's focus -- began to gain ground on their value counterparts. That was due largely to the fact that small-company growth stock valuations had become inexpensive compared to value stocks. Even though small-cap stocks never caught up to their large counterparts, they made headway later in the period because investors began to realize that their earnings growth was more attractive.

Performance and strategy review

For the six-month period ended April 30, 1998, the Fund's Class A and Class B shares posted

"...small-company stocks as a group lagged their large-company cousins..."

[A 2 1/4" x 3 3/4" photo at bottom of page of Fund management team members (l - r): Anurag Pandit, Bernice Behar and Laura Allen.]

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================================================================================

                    John Hancock Funds - Emerging Growth Fund


"...many of our capital goods-related stocks performed well."

[Chart at the top of left hand column with the heading "Top Five Common Stock Holdings". The chart lists five holdings: 1.) Network Appliance 1.2%; 2.) Newpark Resources 1.1%; 3.) Medallion Financial 1.0%; 4.) Metromedia Fiber Network 0.9% and 5.) Stage Stores 0.9%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

total returns of 7.53% and 7.10%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For the same six-month period, the average small-cap fund returned 11.04%, according to Lipper Analytical Services, Inc.1, and the Russell 2000 Index, a measure of small-company stock performance, returned 11.88%. Please see pages six and seven for longer-term performance information.

   The bulk of the Fund's lag came in the first three months of the period, when technology stocks, typically a volatile sector of the market, came under pressure. Our computer hardware holdings were hit hard by concerns that the Asian financial turmoil would ultimately conspire to curtail the global demand for computers. Our semiconductor stocks suffered the most, and their losses accounted for much of our underperformance.

   Beginning in January, we reduced our stake in computer hardware stocks, maintaining positions in only those market leaders with proprietary products and services that provide them a distinct advantage over their competitors. We feel that companies like Semtech, for instance, will be better equipped to ride out the storm that presently plagues the hardware sector. But given the uncertain outlook for computer demand going forward, we switched our focus away from hardware names to software and service companies. That strategy helped our performance as we gained ground in February, March and April. While a slower global economy may dampen computer sales, we project that the demand for software will continue to grow as companies across the globe continue to emphasize productivity gains. Among our largest and best-performing holdings in the group were Advent Software, which makes programs for financial analysis and other applications, and CBT Group which provides training software for businesses. Another strong technology performer was hardware/software hybrid Network Appliance, which designs and manufacturers high-performance storage devices that provide file service for data-intensive network environments. At the end of the period, the Fund's stake in technology stocks was 28% of net assets. Although we're driven by company fundamentals, not sector calls, we continue to find many attractive fast-growing companies within the technology universe.

Capital goods companies, retailers strong

Thanks to the U.S. economy continuing on an unusually long growth spurt, many of our

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Medallion Financial followed by an up arrow with the phrase "Niche lender". The second listing is American Italian Pasta followed by an up arrow with the phrase "Pasta maker gains market share". The third listing is Avis Rental followed by a down arrow with the phrase "Rental car pricing environment weaker than expected". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

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================================================================================

                    John Hancock Funds - Emerging Growth Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 7.53% total return for John Hancock Emerging Growth Fund Class A. The second bar represents the 7.10% total return for John Hancock Emerging Growth Fund Class B. The third bar represents the 11.04% total return for the average small-cap fund. A note below the chart reads "Total returns for John Hancock Emerging Growth Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

capital goods-related stocks performed well. New additions Terex, a dominant crane manufacturer, and MotivePower Industries, the largest rail supply company, were strong contributors to performance. And with jobs plentiful, strong consumer spending continued to boost our holdings in department store chain Stage Stores and sporting goods retailer Hibbett Sporting Goods. Americans also increased their spending on leisure, which benefited our holding in Steiner Leisure, a provider of spa services on cruise ships.

   Other winners spanned a number of market sectors, including pasta maker American Italian Pasta, which grew rapidly and gained market share, and Medallion Financial, which lends cab drivers money to purchase the taxi medallions required to operate in some large cities like New York and Chicago.

Outlook

We remain optimistic about the prospects for small-company stocks. All the factors that have propelled the stock market over the past several years appear to remain in place -- economic growth is healthy, inflation is tame, there are plenty of jobs and consumer confidence is strong. There's been much recent talk that the Federal Reserve Board will raise interest rates to stave off inflation. Our view is that interest rates may rise and fall in fits and starts, but that the longer-term trend is for them to go lower. Interest rates are a critical factor for small companies because these companies tend to borrow to fund their growth; therefore, lower interest costs can translate into better profitability. As for small-company growth stocks, we think that they are attractively priced and offer superior earnings growth rates relative to their small-company value and large-company growth counterparts. In our view, it's only a question of when, not if, the market ultimately recognizes the appeal of this more aggressive sector of the small-company market.

   With a number of uncertainties spanning the investment horizon, the market is likely to remain volatile, and managing risk has become even more important. We plan to stay well diversified, which helps mitigate volatility. And we'll keep the size of individual holdings generally under 1.3% of the Fund's net assets. That way, our performance won't be overly reliant on the fortunes of a handful of stocks.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"Interest rates are a critical factor for small companies..."

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Emerging Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 5.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (8/22/91)
                                        ------     -------   ----------
Cumulative Total Returns                34.51%     123.52%    184.44%
Average Annual Total Returns            34.51%      17.45%     17.14%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                          ONE       FIVE        TEN
                                         YEAR       YEARS      YEARS
                                        ------     -------   ----------
Cumulative Total Returns                35.50%     124.67%    454.49%
Average Annual Total Returns            35.50%      17.57%     18.68%

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Emerging Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 stocks of U.S.- domiciled companies whose common stock trades in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation. Past performance is not indicative of future results.

[Line chart with the heading Emerging Growth Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Russell 2000 Index and is equal to $30,947 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Emerging Growth Fund on August 22, 1991, before sales charge, and is equal to $30,027 as of April 30, 1998. The third line represents the value of the Emerging Growth Fund, after sales charge, and is equal to $28,525 as of April 30, 1998. The fouth line represents the value of the Russell 2000 Growth Index, and is equal to $25,358 as of on April 30, 1998.]

[Line chart with the heading Emerging Growth Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Emerging Growth Fund, before sales charge on October 31, 1987, and is equal to $69,858 as of April 30, 1998. The second line represents the value of the Russell 2000 Index and is equal to $33,959 as of April 30, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Russell 2000 Growth Index, and is equal to $27,589 as of April 30, 1998.]

*No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common and preferred stocks
    (cost - $456,918,058) ..................................       $698,261,660
   Joint repurchase agreement (cost - $4,901,000) ..........          4,901,000
   Corporate savings account ...............................              7,393
                                                                  -------------
                                                                    703,170,053
  Cash .....................................................             23,451
  Receivable for investments sold ..........................          6,475,872
  Receivable for shares sold ...............................            122,411
  Dividends receivable .....................................             95,022
  Interest receivable ......................................                897
  Other assets .............................................             81,249
                                                                  -------------
                    Total Assets ...........................        709,968,955
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ........................          6,959,720
  Payable for shares repurchased ...........................            265,013
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B .................................            633,976
  Accounts payable and accrued expenses ....................             59,584
                                                                  -------------
                    Total Liabilities ......................          7,918,293
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................        421,950,660
  Accumulated realized gain on investments and
   foreign currency transactions ...........................         43,548,905
  Net unrealized appreciation of investments ...............        241,348,578
  Accumulated net investment loss ..........................         (4,797,481)
                                                                  -------------
                    Net Assets .............................       $702,050,662
                    ===========================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value) - Note D
  Class A -  $222,416,171/21,118,956 .......................             $10.53
  =============================================================================
  Class B - $479,634,491/48,859,768 ........................              $9.82
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($10.53 x 105.26%) .............................             $11.09
  =============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding tax of $3,117) ........      $1,138,062
  Interest ....................................................         188,991
                                                                  -------------
                                                                      1,327,053
                                                                  -------------
  Expenses:
   Investment management fee - Note B .........................       2,462,600
   Distribution and service fee - Note B
     Class A ..................................................         254,906
     Class B ..................................................       2,226,513
   Transfer agent fee - Note B ................................         738,795
   Custodian fee ..............................................         130,839
   Financial services fee - Note B ............................          58,019
   Registration and filing fees ...............................          57,781
   Interest expense ...........................................          55,824
   Printing ...................................................          26,818
   Trustees' fees .............................................          22,835
   Auditing fee ...............................................          20,320
   Miscellaneous ..............................................           6,818
   Legal fees .................................................           6,294
                                                                  -------------
                    Total Expenses ............................       6,068,362
                    -----------------------------------------------------------
                    Net Investment Loss .......................      (4,741,309)
                    -----------------------------------------------------------

Realized and Unrealized Gain on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold
   and foreign currency transactions ..........................      44,382,633
  Change in net unrealized appreciation/depreciation
   of investments .............................................       8,873,430
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments .......................      53,256,063
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $48,514,754
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                    SIX MONTHS ENDED
                                                                                                       YEAR ENDED    APRIL 30, 1998
                                                                                                    OCTOBER 31, 1997   (UNAUDITED)
                                                                                                    ---------------- ---------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss.................................................................                ($7,209,751)     ($4,741,309)
   Net realized gain on investments sold and foreign currency transactions.............                228,690,007       44,382,633
   Change in net unrealized appreciation/depreciation of investments...................                (79,546,089)       8,873,430
                                                                                                      ------------     ------------
     Net Increase in Net Assets Resulting from Operations..............................                141,934,167       48,514,754
                                                                                                      ------------     ------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($0.2114 and $2.5153 per share, respectively)...........................                 (4,419,042)     (43,296,619)
     Class B - ($0.2114 and $2.5153 per share, respectively)...........................                 (9,530,032)    (101,891,134)
                                                                                                      ------------     ------------
     Total Distributions to Shareholders...............................................                (13,949,074)    (145,187,753)
                                                                                                      ------------     ------------
From Fund Share Transactions - Net: * .................................................               (115,772,143)     116,745,814
                                                                                                      ------------     ------------
Net Assets:
   Beginning of period.................................................................                669,764,897      681,977,847
                                                                                                      ------------     ------------
   End of period (including accumulated net investment loss
     of $56,172 and $4,797,481, respectively)..........................................               $681,977,847     $702,050,662
                                                                                                      ============     ============
* Analysis of Fund Share Transactions - Note D:

                                                                                                            SIX MONTHS ENDED
                                                                              YEAR ENDED                     APRIL 30, 1998
                                                                           OCTOBER 31, 1997                    (UNAUDITED)
                                                                      ----------------------------     ----------------------------
                                                                         SHARES          AMOUNT           SHARES          AMOUNT
                                                                      -----------     ------------     -----------     ------------
CLASS A
   Shares sold ....................................................    50,428,036     $533,787,513      22,037,028     $218,996,978
   Shares issued to shareholders in reinvestment of distributions..       366,196        3,727,865       3,791,740       36,566,712
                                                                      -----------     ------------     -----------     ------------
                                                                       50,794,232      537,515,378      25,828,768      255,563,690
   Less shares repurchased ........................................   (55,220,616)    (590,533,419)    (21,664,976)    (215,738,214)
                                                                      -----------     ------------     -----------     ------------
   Net increase (decrease) ........................................    (4,426,384)    ($53,018,041)      4,163,792      $39,825,476
                                                                      ===========     ============     ===========     ============
CLASS B
   Shares sold ....................................................    27,622,260     $276,160,925       8,954,656      $83,015,111
   Shares issued to shareholders in reinvestment of distributions..       685,312        6,664,519       8,006,416       72,237,780
                                                                      -----------     ------------     -----------     ------------
                                                                       28,307,572      282,825,444      16,961,072      155,252,891
   Less shares repurchased ........................................   (34,130,340)    (345,579,546)     (8,414,328)     (78,332,553)
                                                                      -----------     ------------     -----------     ------------
   Net increase (decrease) ........................................    (5,822,768)    ($62,754,102)      8,546,744      $76,920,338
                                                                      ===========     ============     ===========     ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous year. The difference reflects earnings less expenses, any investment and foreign currency gains and losses and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                                       YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------
                                                                 1993            1994           1995(1)
                                                             -----------     -----------     -----------
CLASS A
Per Share Operating Performance - Note D
  Net Asset Value, Beginning of Period .....................       $5.15           $6.47           $6.71
                                                             -----------     -----------     -----------
  Net Investment Loss(2) ...................................       (0.04)          (0.04)          (0.07)
  Net Realized and Unrealized Gain on Investments ..........        1.36            0.28            2.38
                                                             -----------     -----------     -----------
   Total from Investment Operations ........................        1.32            0.24            2.31
                                                             -----------     -----------     -----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold..          --              --              --
                                                             -----------     -----------     -----------
  Net Asset Value, End of Period ...........................       $6.47           $6.71           $9.02
                                                             ===========     ===========     ===========
  Total Investment Return at Net Asset Value(3) ............       25.68%           3.59%          34.56%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................     $81,263        $131,053        $179,481
  Ratio of Expenses to Average Net Assets ..................        1.40%           1.44%           1.38%
  Ratio of Net Investment Loss to Average Net Assets .......       (0.70%)         (0.71%)         (0.83%)
  Portfolio Turnover Rate ..................................          29%             25%             23%



                                                                                              SIX MONTHS ENDED
                                                              ---------------------------      APRIL 30, 1998
                                                                 1996            1997            (UNAUDITED)
                                                              -----------     -----------        -----------
CLASS A
Per Share Operating Performance - Note D
  Net Asset Value, Beginning of Period .....................        $9.02          $10.22             $12.35
                                                              -----------     -----------        -----------
  Net Investment Loss(2) ...................................        (0.09)          (0.07)             (0.05)
  Net Realized and Unrealized Gain on Investments ..........         1.29            2.41               0.75
                                                              -----------     -----------        -----------
   Total from Investment Operations ........................         1.20            2.34               0.70
                                                              -----------     -----------        -----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold..           --           (0.21)             (2.52)
                                                              -----------     -----------        -----------
  Net Asset Value, End of Period ...........................       $10.22          $12.35             $10.53
                                                              ===========     ===========        ===========
  Total Investment Return at Net Asset Value(3) ............        13.27%          23.35%              7.53%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................     $218,497        $209,384           $222,416
  Ratio of Expenses to Average Net Assets ..................         1.32%           1.29%(4)           1.33%(4,6)
  Ratio of Net Investment Loss to Average Net Assets .......        (0.86%)         (0.57%)            (0.94%)(6)
  Portfolio Turnover Rate ..................................           44%             96%                63%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: income, expenses, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                                       YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------
                                                                 1993            1994           1995(1)
                                                             -----------     -----------     -----------
CLASS B
Per Share Operating Performance - Note D
  Net Asset Value, Beginning of Period .....................       $5.09           $6.33           $6.51
                                                             -----------     -----------     -----------
  Net Investment Loss(2) ...................................       (0.09)          (0.09)          (0.11)
  Net Realized and Unrealized Gain on Investments ..........        1.33            0.27            2.30
                                                             -----------     -----------     -----------
   Total from Investment Operations ........................        1.24            0.18            2.19
                                                             -----------     -----------     -----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold..          --              --              --
                                                             -----------     -----------     -----------
  Net Asset Value, End of Period ...........................       $6.33           $6.51           $8.70
                                                             ===========     ===========     ===========
  Total Investment Return at Net Asset Value(3) ............       24.53%           2.80%          33.60%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................    $219,484        $283,435        $393,478
  Ratio of Expenses to Average Net Assets ..................        2.28%           2.19%           2.11%
  Ratio of Net Investment Loss to Average Net Assets .......       (1.58%)         (1.46%)         (1.55%)
  Portfolio Turnover Rate ..................................          29%             25%             23%


                                                                                               SIX MONTHS ENDED
                                                               ---------------------------      APRIL 30, 1998
                                                                  1996            1997            (UNAUDITED)
                                                               -----------     -----------        -----------
CLASS B
Per Share Operating Performance - Note D
  Net Asset Value, Beginning of Period .....................         $8.70           $9.78             $11.72
                                                               -----------     -----------        -----------
  Net Investment Loss(2) ...................................         (0.15)          (0.14)             (0.08)
  Net Realized and Unrealized Gain on Investments ..........          1.23            2.29               0.70
                                                               -----------     -----------        -----------
   Total from Investment Operations ........................          1.08            2.15               0.62
                                                               -----------     -----------        -----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold..            --           (0.21)             (2.52)
                                                               -----------     -----------        -----------
  Net Asset Value, End of Period ...........................         $9.78          $11.72              $9.82
                                                               ===========     ===========        ===========
  Total Investment Return at Net Asset Value(3) ............         12.48%          22.44%              7.10%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................      $451,268        $472,594           $479,634
  Ratio of Expenses to Average Net Assets ..................          2.05%           2.02%(4)           2.07%(4,6)
  Ratio of Net Investment Loss to Average Net Assets .......         (1.59%)         (1.30%)            (1.67%)(6)
  Portfolio Turnover Rate ..................................            44%             96%                63%

  (1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
  (2) Based on the average of the shares outstanding at the end of each month.
  (3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
  (4) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.
  (5) Not annualized.
  (6) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Emerging Growth Fund on April 30, 1998. It's divided into three main categories: common stocks, preferred stock and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Advertising (0.79%)
   Getty Images, Inc.* .........................         212,300      $4,856,363
   Princeton Video Image, Inc.* ................         118,000         708,000
                                                                     -----------
                                                                       5,564,363
                                                                     -----------
Aerospace (1.00%)
   AAR Corp. ...................................         119,700       3,134,644
   Kellstrom Industries, Inc.* .................         150,700       3,899,362
                                                                     -----------
                                                                       7,034,006
                                                                     -----------
Automobile/Trucks (1.70%)
   Budget Group, Inc. (Class A)*  ..............         135,800       4,549,300
   Gentex Corp.* ...............................          57,400       1,937,250
   United Rentals, Inc. * ......................         159,000       5,475,563
                                                                     -----------
                                                                      11,962,113
                                                                     -----------
Beverages (0.64%)
   Beringer Wine Estates Holdings, Inc.
    (Class B)* .................................          36,500       1,697,250
   Scheid Vineyards, Inc. (Class A)* ...........         286,200       2,790,450
                                                                     -----------
                                                                       4,487,700
                                                                     -----------
Broker Services (1.24%)
   Dain Rauscher Corp. .........................          54,600       3,286,238
   Raymond James Financial, Inc. ...............         166,087       5,408,208
                                                                     -----------
                                                                       8,694,446
                                                                     -----------
Building (1.30%)
   Crossmann Communities, Inc.* ................         117,300       3,196,425
   D. R. Horton, Inc. ..........................         145,800       2,697,300
   SMED International, Inc.* (Canada) ..........          93,100       1,757,263
   Vari-Lite International, Inc.* ..............         183,900       1,471,200
                                                                     -----------
                                                                       9,122,188
                                                                     -----------

Business Services - Misc (8.28%)
   Abacus Direct Corp.* ........................         102,500      $5,829,687
   Alrenco, Inc.* ..............................         134,100       2,380,275
   Charles River Associates, Inc.* .............          22,600         542,400
   Coinstar, Inc.* .............................         351,500       3,471,063
   Forrester Research, Inc.* ...................          63,500       2,381,250
   Hagler Bailly, Inc.* ........................         176,800       4,685,200
   Innovative Valve Technologies, Inc.* ........         217,400       3,614,275
   INSpire Insurance Solutions, Inc.* ..........          71,000       2,387,375
   Interim Services, Inc. * ....................         138,700       4,525,087
   Lason, Inc.* ................................          59,900       2,336,100
   Mac-Gray Corp.* .............................         158,800       2,620,200
   MAXIMUS, Inc.* ..............................          51,700       1,628,550
   META Group, Inc. * ..........................         157,200       5,443,050
   Metamor Worldwide, Inc.* ....................          95,000       3,633,750
   Metzler Group, Inc. (The)* ..................         121,350       4,201,744
   On Assignment, Inc.* ........................         145,900       4,705,275
   ProBusiness Services, Inc.* .................         135,800       3,768,450
                                                                     -----------
                                                                      58,153,731
                                                                     -----------
Computers (16.93%)
   Advent Software, Inc.* ......................         110,000       4,688,750
   Aris Corp.* .................................         189,300       5,773,650
   Aspec Technology, Inc.* .....................          20,800         288,600
   Aspect Development, Inc.* ...................          66,200       4,191,287
   BARRA, Inc.* ................................         144,000       3,456,000
   BMC Software, Inc.* .........................          35,000       3,274,687
   CBT Group PLC, American Depositary
    Receipts (ADR) (Ireland)* ..................         112,800       5,738,700
   CCC Information Services Group, Inc. * ......         163,800       3,931,200
   Concord Communications, Inc.*  ..............          26,000         643,500
   Dell Computer Corp.* ........................          30,000       2,422,500
   Dendrite International, Inc.*  ..............         161,500       5,157,906
   E*TRADE Group, Inc.* ........................         180,000       4,488,750
   Exodus Communications, Inc.* ................          19,500         741,000
   First Virtual Corp.* ........................           6,300          99,225
   Fundtech Ltd. * .............................         227,800       4,812,275
   Hyperion Software Corp.* ....................          95,600       4,146,650
   IDX Systems Corp.* ..........................          75,400       3,284,612
   International Network Services* .............         128,700       4,327,538
   Manhattan Associates, Inc. * ................           5,100         115,388
   Micromuse, Inc. * ...........................         194,200       4,320,950
   Mobius Management Systems, Inc.* ............           9,500         175,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Computers (continued)
   National Computer Systems, Inc. .............         228,000      $5,700,000
   National Instruments Corp.* .................         126,050       4,474,775
   Network Appliance, Inc.* ....................         234,800       8,467,475
   PeopleSoft, Inc.* ...........................          72,000       3,348,000
   SCM Microsystems, Inc.* .....................          74,100       5,057,325
   SEI Investments Co. .........................          17,000       1,255,875
   Sterling Commerce, Inc.* ....................          86,323       3,674,123
   Symantec Corp.* .............................         170,700       4,950,300
   THINK New Ideas, Inc.* ......................           9,000         256,500
   VeriSign, Inc.* .............................          85,200       3,269,550
   Visio Corp.* ................................         115,900       5,737,050
   Whittman-Hart, Inc.* ........................         119,500       5,243,063
   Wind River Systems, Inc.* ...................          38,000       1,315,750
                                                                    ------------
                                                                     118,828,704
                                                                    ------------
Containers (0.38%)
   Ivex Packaging Corp.* .......................         109,600       2,657,800
                                                                    ------------
Electronics (4.16%)
   Aavid Thermal Technologies, Inc.* ...........         124,800       4,360,200
   Aeroflex, Inc.* .............................         218,500       2,977,063
   ATMI, Inc.* .................................         145,900       4,066,962
   EFTC Corp.* .................................         129,200       2,212,550
   FARO Technologies, Inc.* ....................          37,000         407,000
   Flextronics International Ltd. * ............          97,500       4,631,250
   KLA-Tencor Corp.* ...........................          50,000       2,015,625
   Level One Communications, Inc.* .............         195,225       6,076,378
   Semtech Corp.* ..............................         103,600       2,473,450
                                                                    ------------
                                                                      29,220,478
                                                                    ------------
Finance (3.48%)
   AmeriCredit Corp.* ..........................         147,600       4,898,475
   Financial Federal Corp.* ....................         141,000       3,260,625
   Franklin Resources, Inc. ....................          76,000       4,066,000
   Medallion Financial Corp. ...................         238,200       7,116,225
   Price (T. Rowe) Associates, Inc. ............          58,600       4,424,300
   Waddell & Reed Financial, Inc. (Class A) ....          27,000         668,250
                                                                    ------------
                                                                      24,433,875
                                                                    ------------
Food (1.32%)
   American Italian Pasta Co. (Class A)* .......         123,100       3,816,100
   Dreyer's Grand Ice Cream, Inc. ..............          30,800         777,700
   Suiza Foods Corp.* ..........................          79,000       4,680,750
                                                                    ------------
                                                                       9,274,550
                                                                    ------------
Funeral Services & Related (0.31%)
   Rock of Ages Corp. (Class A)*  ..............         133,300       2,149,463
                                                                    ------------

Insurance (4.48%)
   Ace, Ltd. (Bermuda) ...........................        82,800      $3,136,050
   American General Corp. ........................        36,105       2,405,496
   Annuity and Life Re (Holdings), Ltd.* .........        63,200       1,508,900
   Capital Re Corp. ..............................        75,600       5,580,225
   CMAC Investment Corp. .........................        76,500       4,939,031
   ESG Re Ltd. (Bermuda) .........................        46,000       1,184,500
   Hartford Life, Inc. (Class A)  ................        96,400       4,765,775
   Healthcare Recoveries, Inc.* ..................       156,700       3,741,212
   Horace Mann Educators Corp. ...................       121,800       4,186,875
                                                                    ------------
                                                                      31,448,064
                                                                    ------------
Leasing Companies (1.25%)
   LINC Capital, Inc.* ...........................       205,900       4,002,181
   Rollins Truck Leasing Corp. ...................       357,750       4,740,187
                                                                    ------------
                                                                       8,742,368
                                                                    ------------
Leisure (4.23%)
   Ballantyne of Omaha, Inc.* ....................       211,200       4,290,000
   Championship Auto Racing Teams, Inc.* .........        95,900       1,810,112
   Cinar Films, Inc. (Class B)* (Canada) .........       288,800       5,559,400
   Premier Parks, Inc.* ..........................        94,900       5,278,813
   Silverleaf Resorts, Inc.* .....................       151,800       4,791,188
   Travel Services International, Inc.* ..........       117,000       4,314,375
                                                                    ------------
                                                                      29,732,263
                                                                    ------------
Machinery (2.00%)
   Applied Power, Inc. (Class A)  ................       126,800       4,739,150
   Gardner Denver Machinery, Inc.* ...............       167,300       4,715,769
   Terex Corp.* ..................................       149,800       4,587,625
                                                                    ------------
                                                                      14,042,544
                                                                    ------------
Media (3.90%)
   Adelphia Communications Corp. (Class A)* ......       174,400       4,905,000
   American Radio Systems Corp.*  ................        37,720       2,501,308
   Clear Channel Communications, Inc.* ...........        49,607       4,675,460
   Harte-Hanks Communications, Inc. ..............       141,800       3,217,088
   Heftel Broadcasting Corp. (Class A)* ..........        91,000       3,992,625
   Network Event Theater, Inc.* ..................       685,200       2,869,275
   Petersen Cos., Inc. (The) (Class A)* ..........       139,200       3,619,200
   Univision Communications, Inc. (Class A)* .....        42,200       1,616,788
                                                                    ------------
                                                                      27,396,744
                                                                    ------------
Medical (6.86%)
   American Healthcorp, Inc.* ....................        88,100         886,506
   Cyberonics, Inc.* .............................       127,500       3,060,000
   Elan Corp., PLC * (ADR) (Ireland) .............        35,000       2,174,375
   Hanger Orthopedic Group, Inc.* ................        77,400       1,446,413
   Health Care & Retirement Corp.* ...............        80,950       3,298,712


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Medical (continued)
   Health Management Associates, Inc.
    (Class A)* .................................          54,952      $1,730,988
   IDEC Pharmaceuticals Corp.* .................          30,000       1,080,000
   IMPATH, Inc. * ..............................          71,100       2,648,475
   Incyte Pharmaceuticals, Inc.* ...............          94,600       4,257,000
   MiniMed, Inc.* ..............................         104,000       5,200,000
   Ocular Sciences, Inc.* ......................         100,400       2,811,200
   PathoGenesis Corp.* .........................          96,500       3,823,812
   Res-Care, Inc.* .............................         107,700       4,213,762
   Sunrise Assisted Living, Inc.* ..............          90,000       4,033,125
   Symphonix Devices, Inc.* ....................         212,800       3,138,800
   Ventana Medical Systems, Inc.* ..............         159,400       4,363,575
                                                                     -----------
                                                                      48,166,743
                                                                     -----------
Metal (0.53%)
   CompX International, Inc.* ..................         119,600       3,004,950
   NCI Building Systems, Inc.* .................          14,200         738,400
                                                                     -----------
                                                                       3,743,350
                                                                     -----------
Oil & Gas (5.10%)
   Brown (Tom) Inc.* ...........................         141,000       2,908,125
   Core Laboratories N.V.* (Netherlands) .......         211,800       6,009,825
   Cross Timbers Oil Co. .......................          57,600       1,101,600
   Dril-Quip, Inc.* ............................         119,900       4,308,906
   J. Ray McDermott, S.A. * ....................          46,700       2,072,313
   National-Oilwell, Inc.* .....................         144,500       5,481,969
   Newfield Exploration Co.* ...................          74,300       1,801,775
   R&B Falcon Corp.* ...........................          60,000       1,923,750
   Smith International, Inc.* ..................          39,200       2,303,000
   Stone Energy Corp.* .........................         108,700       4,164,569
   Tuboscope, Inc.* ............................         156,200       3,699,987
                                                                     -----------
                                                                      35,775,819
                                                                     -----------
Pollution Control (3.84%)
   American Disposal Services, Inc.* ...........         126,400       5,067,844
   Eastern Environmental Services, Inc.* .......         164,000       4,284,500
   ITEQ, Inc.* .................................         370,800       4,727,700
   Newpark Resources, Inc.* ....................         331,200       7,969,500
   Superior Services, Inc.* ....................         151,200       4,914,000
                                                                     -----------
                                                                      26,963,544
                                                                     -----------
Printing - Commercial (0.59%)
   Mail-Well, Inc.* ............................          86,100       4,165,088
                                                                     -----------
Real Estate Operations (0.31%)
   Central Parking Corp. .......................          46,000       2,156,250
                                                                     -----------
Real Estate Investment Trust (1.54%)
   Crescent Real Estate Equities Co. ...........          84,000       2,866,500

Real Estate Investment Trust (continued)
   Glenborough Realty Trust, Inc. ................        129,500     $3,472,219
   Hanover Capital Mortgage Holdings, Inc. .......        122,900      2,120,025
   Starwood Hotels & Resorts .....................         46,400      2,328,700
                                                                     -----------
                                                                      10,787,444
                                                                     -----------
Retail (11.73%)
   99 Cents Only Stores* .........................        141,250      5,385,156
   Abercrombie & Fitch Co. (Class A)* ............        139,900      6,225,550
   Borders Group, Inc. * .........................         94,500      3,035,812
   Brylane, Inc.* ................................         60,000      3,525,000
   CDnow, Inc.* ..................................        136,600      4,371,200
   CSK Auto Corp.* ...............................        123,000      3,321,000
   CVS Corp. .....................................         56,722      4,183,266
   Dominick's Supermarkets, Inc.* ................        116,500      4,667,281
   Duane Reade, Inc.* ............................        130,000      3,087,500
   Ethan Allen Interiors, Inc. ...................         77,500      3,947,656
   Furniture Brands International, Inc.* .........        144,800      4,253,500
   Genovese Drug Stores, Inc. (Class A) ..........        125,280      2,983,230
   Hibbett Sporting Goods, Inc.*  ................        156,300      5,236,050
   Linens `N Things, Inc.* .......................         77,500      4,669,375
   Meadowcraft, Inc. * ...........................        132,900      2,076,562
   Fred Meyer, Inc. * ............................         80,090      3,594,039
   Proffitt's, Inc.* .............................        125,600      4,992,600
   Stage Stores, Inc.* ...........................        123,700      6,362,819
   Starbucks Corp.* ..............................         60,300      2,901,937
   White Cap Industries, Inc.* ...................        125,700      2,733,975
   Wild Oats Markets, Inc.* ......................         25,000        789,062
                                                                     -----------
                                                                      82,342,570
                                                                     -----------
Schools / Education (1.11%)
   EduTrek International, Inc. (Class A)* ........         92,200      2,558,550
   ITI Education Corp.* (Canada)  ................        388,000      2,576,902
   Strayer Education, Inc. .......................         71,750      2,636,813
                                                                     -----------
                                                                       7,772,265
                                                                     -----------
Telecommunications (6.89%)
   Concentric Network Corp. * ....................        114,400      2,473,900
   Global TeleSystems Group, Inc.* ...............        116,100      5,456,700
   ICG Communications, Inc.* .....................         95,200      3,332,000
   Intermedia Communications, Inc.* ..............         75,700      5,524,911
   LCI International, Inc.* ......................         42,955      1,707,461
   Metromedia Fiber Network, Inc. (Class A)* .....        213,700      6,597,987
   Primus Telecommunications Group, Inc. * .......        173,300      4,137,537
   REMEC, Inc.* ..................................        130,000      3,233,750
   SmarTalk TeleServices, Inc.* ..................         84,800      1,685,400
   STAR Telecommunications, Inc. * ...............        151,835      4,109,035
   Tel-Save Holdings, Inc.* ......................        122,200      2,787,687
   Tellabs, Inc.* ................................         50,000      3,543,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Telecommunications (continued)
   WinStar Communications, Inc.*  ........            97,800          $3,801,975
                                                                    ------------
                                                                      48,392,093
                                                                    ------------
Textile (1.93%)
   Ashworth, Inc.* .......................           221,300           3,706,775
   Cutter & Buck, Inc.* ..................           170,200           4,510,300
   Interface, Inc. .......................            53,000           2,249,188
   Tefron Ltd.* (Israel) .................           115,100           3,086,119
                                                                    ------------
                                                                      13,552,382
                                                                    ------------
Transport (1.42%)
   ASA Holdings, Inc. ....................            61,500           2,337,000
   Carey International, Inc.* ............            71,600           1,628,900
   MotivePower Industries, Inc.*  ........           176,200           4,537,150
   Westinghouse Air Brake Co. ............            52,200           1,464,862
                                                                    ------------
                                                                       9,967,912
                                                                    ------------
              TOTAL COMMON STOCK
              (Cost $456,312,318) ........            (99.24%)       696,730,860
                                                    --------        ------------
PREFERRED STOCK
Oil & Gas (0.22%)
   Cross Timbers Oil Co., Ser A ..........            34,400           1,530,800
                                                    --------        ------------
              TOTAL PREFERRED STOCK
                    (Cost $605,740) ......             (0.22%)         1,530,800
                                                    --------        ------------
              TOTAL COMMON STOCKS
              AND PREFERRED STOCK
              (Cost $456,918,058) ........            (99.46%)       698,261,660
                                                    --------        ------------

                                        INTEREST     PAR VALUE
                                          RATE     (000s OMITTED)
                                        --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.70%)
   Investment in a joint repurchase
     agreement transaction with
     Toronto Dominion Securities
     USA, Inc. - Dated 04-30-98,
     Due 05-01-98 (Secured by
     U.S. Treasury Bills, Due
     06-18-98 thru 12-10-98,
     and U.S. Treasury Notes,
     4.75% thru 9.25%, Due
     07-31-98 thru 05-15-06, and
     U.S. Treasury Bonds, 6.00%
     thru 13.25%, Due 05-15-14
     thru 02-15-27) - Note A ..........    5.50%      $4,901           4,901,000
                                                                    ------------

                                                                        MARKET
ISSUER, DESCRIPTION                                                     VALUE
-------------------                                                     -----

Corporate Savings Account (0.00%)
   Investors Bank and Trust Company
     Daily Interest Savings Account
     Current Rate 4.95% .........................                        $7,393
                                                                  -------------
     TOTAL SHORT-TERM INVESTMENTS ...............      (0.70%)        4,908,393
                                                   ---------      -------------
                TOTAL INVESTMENTS ...............    (100.16%)      703,170,053
                                                   ---------      -------------
OTHER ASSETS AND LIABILITIES, NET ...............      (0.16%)       (1,119,391)
                                                   ---------      -------------
                 TOTAL NET ASSETS ...............    (100.00%)     $702,050,662
                                                   =========      =============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Emerging Growth Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Emerging Growth Fund (the "Fund") and John Hancock Global Technology Fund (collectively, the "Funds"). The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek long-term growth of capital through investing in emerging companies (market capitalization of less than $1 billion).

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The Trustees have authorized the issuance of Class C shares effective June 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Emerging Growth Fund

to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The maximum loan balance during the period outstanding amounted to $23,451,606. The interest rate was in the range of 5.94% thru 6.25%. At April 30, 1998, there were no outstanding borrowings.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.75% of Fund's average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $203,967. Out of this amount, $31,643 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $121,246 was paid as sales commissions to unrelated broker-dealers and $51,078 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $441,230.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Emerging Growth Fund

with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's deferred compensation liability had unrealized appreciation of $4,976.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated $418,647,271 and $446,918,304, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

   The cost of investments owned at April 30, 1998 (including the joint repurchase agreement) for federal income tax purposes was $461,984,554. Gross unrealized appreciation and depreciation of investments aggregated $247,663,788 and $6,485,682, respectively, resulting in net unrealized appreciation of $241,178,106.

NOTE D -
SUBSEQUENT EVENT

On March 10, 1998 the Board of Trustees declared a four (4) for one (1) stock split to be distributed on May 1, 1998. The record date and ex-date are both May 1, 1998. The shares of beneficial interest and the per share data reflected in these financial statements have been restated to give effect to the four for one split.

======================================NOTES=====================================

                    John Hancock Funds - Emerging Growth Fund

================================================================================

                                                              -----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              -----------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Emerging Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             600SA 4/98
                                                                           6/98

                                SEMIANNUAL REPORT

--------------------------------------------------------------------------------

                               [Graphic Omitted]

                                     Global
                                 Technology Fund

                                 APRIL 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                 Executive President and Chief Operating Officer
                                 BARRY J. GORDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                          AMERICAN FUND ADVISORS, INC.
                                1415 KELLUM PLACE
                              GARDEN CITY, NY 11530

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

   After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

   This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

   At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.


Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

              BY BARRY GORDON AND MARC KLEE, CO-PORTFOLIO MANAGERS

                       John Hancock Global Technology Fund

                   Technology stocks gain ground despite Asian
                   -------------------------------------------
                      economic crisis, inventory surpluses
                      ------------------------------------

Technology stocks charted a fairly bumpy course over the past six months, but still managed to pump out decent gains. Economic and currency instability in Southeast Asia prompted a dramatic stock market sell-off just a week before the period began. Technology companies tend to generate a fair amount of business from Asia and are highly sensitive to the global economy's ebbs and flows. As a result, they were among the hardest hit by the market decline and its aftermath, which reverberated from late last fall to the end of the period. While the Asian crisis hasn't yet generated the catastrophic worldwide slowdown that some first feared, it took a toll on the sales, revenues and earnings of many technology companies that do business in Asia. What's more, the Asian "contagion" and fears of its duration and severity prompted many companies across the globe to scale back their spending on technology, adding further insult to already injured technology stocks.

   Strong crosscurrents in the technology sector led to widely varying results. Semiconductor companies were rocked by surplus inventories and slowing demand, while software and Internet-related companies benefited from strong and/or growing demand. As personal computer orders slowed, PC makers brimmed with too much inventory and the prices of semiconductor stocks slid precipitously in response to slowing demand. On a brighter note, Internet-related

"Strong crosscurrents in the technology sector led to widely varying results."

[A 2 1/4" x 3 3/4" photo at bottom of page of the Global Technology Fund management team (l-r) Barry Gordon, Marc Klee and Alan Loewenstein.]

================================================================================

                   John Hancock Funds - Global Technology Fund


"Internet-related stocks became the darlings of the stock market..."

[Chart at the top of left hand column with the heading "Top Five Common Stock Holdings". The chart lists five holdings: 1.) Computer Associates 5.2%; 2.) Microsoft 4.7%; 3.) Cisco Systems 4.1%; 4.) America Online 3.7% and 5.) EMC Corp. 3.6%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

stocks skyrocketed with the booming use of on-line services and growing advertising revenues. Additionally, many software companies were buoyed by the world's continued need for productivity enhancers.

Performance review

For the six-month period that ended April 30, 1998, John Hancock Global Technology Fund's Class A and Class B shares posted total returns of 13.85% and 13.48%, respectively at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. While the Fund's performance was strong on an absolute basis, it lagged the 15.93% return of the average science and technology fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

   The majority of the Fund's underperformance can be attributed to its larger stake in poor-performing semiconductor stocks in the final months of 1997. As we mentioned earlier, these stocks experienced an inventory correction that began when PC makers were caught carrying an ample inventory of chips just as the Asian crisis hit and PC demand weakened. The resulting imbalance sent semiconductor chip prices plummeting, along with stock prices of the companies that make them, including Intel and VLSI Technology. In response, we trimmed our holdings in the semiconductor sector by about half during the period. However, we've maintained some holdings in industry leaders Intel, Analog Devices and Cypress Semiconductor. We think these companies have a clear and defining edge over their competitors and will benefit when the semiconductor surplus abates.

Leaders and laggards

Over the past six months we saw solid performance from many of our software holdings. Many of these stocks posted significant gains in a difficult environment, because demand remained firm as corporations across the globe continued to buy software to help improve their productivity. Computer Associates -- our largest holding--was up more than 15%, while Microsoft posted gains of more than 40% despite continued problems stemming from the antitrust investigation out of the U.S. Justice Department. Manugistics Group, which develops business-operations software and services that help companies manage the flow of products, from raw materials through the manufacturing and distribution process to delivery as finished goods, also did well during the period. We were also served well by our stakes in Keane, a software-services organization that delivers information-systems

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is America Online followed by an up arrow with the phrase "Membership, ad revenues climb". The second listing is Dell Computers followed by an up arrow with the phrase "Gains PC market share". The third listing is Iomega followed by a down arrow with the phrase "Slowing demand, rising ad spending". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                   John Hancock Funds - Global Technology Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 13.85% total return for John Hancock Global Technology Fund Class A. The second bar represents the 13.48% total return for John Hancock Global Technology Fund Class B. The third bar represents the 15.93% total return for the average science and technology fund. A note below the chart reads "Total returns for John Hancock Global Technology Fund are at net asset value with all distributions reinvested. The average science and technology fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

strategies and implementation, and BEA Systems, a producer of "middleware" used to help facilitate communications among various types of computers, systems and software.

   Internet-related stocks became the darlings of the stock market in recent months, pushed higher and higher by enthusiasm over the burgeoning use of the Internet. Our largest holding in that sector was also one of our brightest stars. The stock price of America Online (AOL) more than doubled over the past six months as it marked the subscription of its 12 millionth member and increased its advertising revenues.

   While many personal computer and hardware makers, including Compaq, struggled, some companies handily bucked the trend and posted impressive gains. Cisco Systems, maker of network equipment and software, sported gains of more than 20%, while Dell Computer surged more than 80% in the period.

   In addition to our semiconductor holdings, drive maker Iomega was a disappointment and we sold it during the period. The stock faltered on news that its earnings were lower than expected, which the company attributed to weaker Japanese demand for its popular storage products and increased marketing expenditures.

Outlook

Our outlook for technology stocks is cautiously optimistic. The U.S. economy keeps chugging along at a fairly healthy pace, while inflation remains tame. Furthermore, we think that Southeast Asia's recent challenges and their impact on the U.S. will turn out to be less problematic than originally predicted. With continued economic growth, the technology sector should benefit from stabilized or increased demand. That said, meaningful and sustained economic problems in Japan could throw a wrench into the progress of technology stocks. As for earnings, we think that technology stocks as a group will exhibit faster growth rates than the stock market as a whole. Given that, we believe that the technology sector is attractively priced relative to other industries. After lagging over the past couple of years, we believe technology stocks are poised to outpace other industries as they play catch up. However, we do expect the technology sector to remain volatile, as investors come to grips with the various challenges facing it in the year to come.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...the technology sector is attractively priced relative to other industries."

================================================================================

                   John Hancock Funds - Global Technology Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Technology Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998
                                          ONE        FIVE         TEN
                                         YEAR        YEARS       YEARS
                                        ------      -------    ----------
Cumulative Total Returns                 32.69%     170.26%     313.21%
Average Annual Total Returns             32.69%      22.00%      15.24%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998
                                                                SINCE
                                                       ONE    INCEPTION
                                                      YEAR     (1/3/94)
                                                     ------   ----------
Cumulative Total Returns                             33.74%     121.99%
Average Annual Total Returns                         33.74%      20.70%

================================================================================

                   John Hancock Funds - Global Technology Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance. Past performance is not indicative of future results.

[Line chart with the heading Global Technology Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of a $10,000 hypothetical investment made in the Standard & Poor's 500 Stock Index on October 31, 1987, and is equal to $59,608 as of April 30, 1998. The second line represents the value of the Global Technology Fund, before sales charge, and is equal to $46,039as of April 30, 1998. The third line represents the Global Technology Fund, after sales charge, and is equal to $43,737 as of April 30, 1998.]

[Line chart with the heading Global Technology Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the $10,000 hypothetical investment made in the Standard & Poor's 500 Stock Index on January 3, 1994 and is equal to $22,296 as of April 30, 1998. The second line represents the value of the Global Technology Fund, before sales charge, and is equal to $22,997 as of April 30, 1998. The third line represents the value of the Global Technology Fund, after sales charge, and is equal to $22,797 as of April 30, 1998.]

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks and units (cost - $154,336,719) ...........       $268,593,328
   Preferred stock (cost - $500,000) .......................            500,000
   Bonds (cost - $800,953) .................................            842,504
   Joint repurchase agreement (cost - $16,841,000) .........         16,841,000
   Corporate savings account ...............................              1,743
                                                                  -------------
                                                                    286,778,575
  Receivable for investments sold ..........................          2,452,068
  Receivable for shares sold ...............................            252,097
  Dividends receivable .....................................              1,200
  Interest receivable ......................................             35,837
  Other assets .............................................             13,826
                                                                  -------------
                    Total Assets ...........................        289,533,603
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ........................          4,000,309
  Payable for shares repurchased ...........................             94,836
  Payable to John Hancock Advisers, Inc. ...................
   and affiliates - Note B .................................            252,124
  Accounts payable and accrued expenses ....................             50,669
                                                                  -------------
                    Total Liabilities ......................          4,397,938
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................        168,396,936
  Accumulated net realized gain on investments .............          3,880,976
  Net unrealized appreciation of investments ...............        114,299,847
  Accumulated net investment loss ..........................         (1,442,094)
                                                                  -------------
                    Net Assets .............................       $285,135,665
                    ===========================================================

Net Asset Value Per Share:
  (Based on net assets and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A - $206,004,391/6,608,007..........................             $31.17
  =============================================================================
  Class B - $79,131,274/2,637,192...........................             $30.01
  =============================================================================

Maximum Offering Price Per Share*
  Class A - ($31.17 x 105.26%)..............................             $32.81
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest ..................................................          $596,461
  Dividends .................................................            69,300
                                                                   ------------
                                                                        665,761
                                                                   ------------
  Expenses:
   Investment management fee - Note B .......................           976,758
   Distribution and service fee - Note B
     Class A ................................................           272,089
     Class B ................................................           324,025
   Transfer agent fee - Note B ..............................           363,581
   Administrative fee - Note B ..............................            49,440
   Registration and filing fees .............................            29,699
   Custodian fee ............................................            29,088
   Auditing fee .............................................            16,562
   Printing .................................................            13,626
   Trustees' fees ...........................................             8,262
   Miscellaneous ............................................             3,941
   Legal fees ...............................................             2,001
                                                                   ------------
                    Total Expenses ..........................         2,089,072
                    -----------------------------------------------------------
                    Net Investment Loss .....................        (1,423,311)
                    -----------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold .....................         4,322,893
  Change in net unrealized appreciation/depreciation
   of investments ...........................................        30,842,308
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments .....................        35,165,201
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............       $33,741,890
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                    SIX MONTHS ENDED
                                                                                                       YEAR ENDED    APRIL 30, 1998
                                                                                                    OCTOBER 31, 1997   (UNAUDITED)
                                                                                                    ---------------- ---------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss.................................................................                ($2,689,254)     ($1,423,311)
   Net realized gain on investments sold...............................................                 33,306,242        4,322,893
   Change in net unrealized appreciation/depreciation of investments...................                 14,690,362       30,842,308
                                                                                                      ------------     ------------
     Net Increase in Net Assets Resulting from Operations..............................                 45,307,350       33,741,890
                                                                                                      ------------     ------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($1.2268 and $2.4026 per share, respectively)...........................                 (7,748,777)     (15,029,298)
     Class B - ($1.2268 and $2.4026 per share, respectively)...........................                 (2,500,738)      (5,391,394)
                                                                                                      ------------     ------------
     Total Distributions to Shareholders...............................................                (10,249,515)     (20,420,692)
                                                                                                      ------------     ------------
From Fund Share Transactions - Net: *..................................................                 (2,117,351)      21,914,945
                                                                                                      ------------     ------------
Net Assets:
   Beginning of period.................................................................                216,959,038      249,899,522
                                                                                                      ------------     ------------
   End of period (including accumulated net investment loss of
     $18,783 and $1,442,094, respectively).............................................               $249,899,522     $285,135,665
                                                                                                      ============     ============
* Analysis of Fund Share Transactions:

                                                                                                            SIX MONTHS ENDED
                                                                              YEAR ENDED                     APRIL 30, 1998
                                                                           OCTOBER 31, 1997                    (UNAUDITED)
                                                                    ------------------------------   ------------------------------
                                                                         SHARES          AMOUNT          SHARES           AMOUNT
                                                                    -------------    -------------   -------------    -------------
CLASS A
   Shares sold ....................................................     8,298,098     $225,310,630       2,881,294      $80,111,840
   Shares issued to shareholders in reinvestment of distributions..       234,834        6,232,474         496,539       12,219,820
                                                                    -------------    -------------   -------------    -------------
                                                                        8,532,932      231,543,104       3,377,833       92,331,660
   Less shares repurchased ........................................    (8,844,846)    (240,557,015)     (2,893,761)     (80,347,112)
                                                                    -------------    -------------   -------------    -------------
   Net increase (decrease) ........................................      (311,914)     ($9,013,911)        484,072      $11,984,548
                                                                    =============    =============   =============    =============
CLASS B
   Shares sold ....................................................     1,368,919      $37,796,650         981,946      $26,861,635
   Shares issued to shareholders in reinvestment of distributions..        84,278        2,180,266         197,814        4,698,055
                                                                    -------------    -------------   -------------    -------------
                                                                        1,453,197       39,976,916       1,179,760       31,559,690
   Less shares repurchased ........................................    (1,213,498)     (33,080,356)       (804,018)     (21,629,293)
                                                                    -------------    -------------   -------------    -------------
   Net increase ...................................................       239,699       $6,896,560         375,742       $9,930,397
                                                                    =============    =============   =============    =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                                      YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                  1992               1993            1994             1995
                                                              -----------        -----------     -----------       -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................        $15.60             $14.94          $17.45            $17.84
                                                              -----------        -----------     -----------       -----------
  Net Investment Loss .....................................         (0.15)(2)          (0.21)          (0.22)(1)         (0.22)(1,2)
  Net Realized and Unrealized Gain on Investments,
   Options and Foreign Currency Transactions ..............          1.00               4.92            1.87              8.53
                                                              -----------        -----------     -----------       -----------
     Total from Investment Operations .....................          0.85               4.71            1.65              8.31
                                                              -----------        -----------     -----------       -----------

  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold,
   Options and Foreign Currency Transactions ..............         (1.51)             (2.20)          (1.26)            (1.64)
                                                              -----------        -----------     -----------       -----------
  Net Asset Value, End of Period ..........................        $14.94             $17.45          $17.84            $24.51
                                                              ===========        ===========     ===========       ===========
  Total Investment Return at Net Asset Value (6) ..........          5.70%             32.06%           9.62%            46.53%
  Total Adjusted Investment Return at Net Asset Value (6)..          5.53%(3)             --              --             46.41%(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................       $32,094            $41,749         $52,193          $155,001
  Ratio of Expenses to Average Net Assets .................          2.05%(2)           2.10%           2.16%             1.67%(2)
  Ratio of Net Investment Loss to Average Net Assets ......         (0.88%)(2)         (1.49%)         (1.25%)           (0.89%)(2)
  Portfolio Turnover Rate .................................            76%                86%             67%               70%


                                                                  PERIOD FROM        YEAR ENDED      SIX MONTHS ENDED
                                                              JANUARY 1, 1996 TO     OCTOBER 31,      APRIL 30, 1998
                                                              OCTOBER 31, 1996(7)       1997           (UNAUDITED)
                                                              -------------------    -----------       -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................           $24.51             $25.79            $30.05
                                                                 -----------        -----------       -----------
  Net Investment Loss .....................................            (0.14)(1)          (0.27)(1)         (0.14)(1)
  Net Realized and Unrealized Gain on Investments,
   Options and Foreign Currency Transactions ..............             1.42               5.76              3.66
                                                                 -----------        -----------       -----------
     Total from Investment Operations .....................             1.28               5.49              3.52
                                                                 -----------        -----------       -----------

  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold,
   Options and Foreign Currency Transactions ..............               --              (1.23)            (2.40)
                                                                 -----------        -----------       -----------
  Net Asset Value, End of Period ..........................           $25.79             $30.05            $31.17
                                                                 ===========        ===========       ===========
  Total Investment Return at Net Asset Value (6) ..........             5.22%(9)          21.90%            13.85%(9)
  Total Adjusted Investment Return at Net Asset Value (6)..               --                 --                --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................         $166,010           $184,048          $206,004
  Ratio of Expenses to Average Net Assets .................             1.57%(8)           1.51%             1.51%(8)
  Ratio of Net Investment Loss to Average Net Assets ......            (0.68%)(8)         (0.95%)           (0.97%)(8)
  Portfolio Turnover Rate .................................               64%               104%               39%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,          PERIOD FROM
                                                                         ----------------------------     JANUARY 1, 1996 TO
                                                                            1994              1995        OCTOBER 31, 1996(7)
                                                                         ----------        ----------     -------------------
CLASS B(4)
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................................     $17.24(5)         $17.68            $24.08
                                                                         ----------        ----------        ----------
  Net Investment Loss (1) ..............................................      (0.35)            (0.39)(2)         (0.28)
  Net Realized and Unrealized Gain on Investments and Options ..........       2.05              8.43              1.40
                                                                         ----------        ----------        ----------
   Total from Investment Operations ....................................       1.70              8.04              1.12
                                                                         ----------        ----------        ----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold and Options..      (1.26)            (1.64)               --
                                                                         ----------        ----------        ----------
  Net Asset Value, End of Period .......................................     $17.68            $24.08            $25.20
                                                                         ==========        ==========        ==========
  Total Investment Return at Net Asset Value (6) .......................      10.02%(9)         45.42%             4.65%(9)
  Total Adjusted Investment Return at Net Asset Value (6) ..............         --             45.30%(3)            --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............................     $9,324           $35,754           $50,949
  Ratio of Expenses to Average Net Assets ..............................       2.90%(8)          2.41%(2)          2.27%(8)
  Ratio of Net Investment Loss to Average Net Assets ...................      (1.98%)(8)        (1.62%)(2)        (1.38%)(8)
  Portfolio Turnover Rate ..............................................         67%               70%               64%


                                                                            YEAR ENDED   SIX MONTHS ENDED
                                                                            OCTOBER 31,   APRIL 30, 1998
                                                                               1997         (UNAUDITED)
                                                                            ----------      ----------
CLASS B(4)
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................................        $25.20          $29.12
                                                                            ----------      ----------
  Net Investment Loss (1) ..............................................         (0.45)          (0.22)
  Net Realized and Unrealized Gain on Investments and Options ..........          5.60            3.51
                                                                            ----------      ----------
   Total from Investment Operations ....................................          5.15            3.29
                                                                            ----------      ----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold and Options..         (1.23)          (2.40)
                                                                            ----------      ----------
  Net Asset Value, End of Period .......................................        $29.12          $30.01
                                                                            ==========      ==========
  Total Investment Return at Net Asset Value (6) .......................         21.04%          13.48%(9)
  Total Adjusted Investment Return at Net Asset Value (6) ..............            --              --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............................       $65,851         $79,131
  Ratio of Expenses to Average Net Assets ..............................          2.21%           2.19%(8)
  Ratio of Net Investment Loss to Average Net Assets ...................         (1.65%)         (1.65%)(8)
  Portfolio Turnover Rate ..............................................           104%             39%

(1)Based on the average of the shares outstanding at the end of each month.
(2)Reflects voluntary fee reductions and expense limitations in effect during the years ended December 31, 1995, and 1992. As a result of such fee reductions, expenses of Class A and Class B shares of the Fund for 1995 reflect reductions of $0.02 and $0.03 per share, respectively. Absent such reductions, for 1995, the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively and the ratio of net investment loss to average net assets would have been (1.01%) and (1.74%) for Class A and Class B shares, respectively. As a result of such limitations, expenses of the Fund for Class A shares of the Fund for 1992 reflect reductions of $0.03 per share. Absent such limitations for 1992, the ratio of expenses to average net assets would have been 2.22% and the ratio of net investment loss to average net assets would have been (1.05%).
(3)An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.
(4)Class B shares commenced operations on January 3, 1994.
(5)Initial price to commence operations.
(6)Assumes dividend reinvestment and does not reflect the effect of sales charge.
(7)Effective October 31, 1996 the fiscal period end changed from December 31 to October 31.
(8)Annualized.
(9)Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Technology Fund on April 30, 1998. It's divided into four main categories: common stocks and units, preferred stocks, bonds and short-term investments. The stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

COMMON STOCKS AND UNIT

Aerospace/Aircraft Equipment (2.59%)
   United Technologies Corp. .......................        75,000    $7,382,812
                                                                     -----------
Computer - Graphics (7.55%)
   Autodesk, Inc. ..................................       100,000     4,700,000
   Cadence Design Systems, Inc.* ...................       270,000     9,804,375
   Parametric Technology Corp.* ....................       220,000     7,033,114
                                                                     -----------
                                                                      21,537,489
                                                                     -----------
Computer - Local Networks (6.40%)
   Ascend Communications, Inc.* ....................       150,000     6,534,375
   Cisco Systems, Inc.* ............................       160,000    11,720,000
                                                                     -----------
                                                                      18,254,375
                                                                     -----------
Computer - Mainframe (1.18%)
   Unisys Corp.* ...................................       150,000     3,365,625
                                                                     -----------
Computer - Memory Devices (5.71%)
   EMC Corp.* ......................................       220,000    10,147,500
   Network Appliance, Inc.* ........................        50,000     1,803,125
   Quantam Corp.* ..................................       126,000     2,961,000
   Seagate Technology, Inc.* .......................        50,000     1,334,375
   SyQuest Technology Inc.* ........................        15,000        39,375
                                                                     -----------
                                                                      16,285,375
                                                                     -----------
Computer - Mini/Macro (1.86%)
   Dell Computer Corp.* ............................        65,800     5,313,350
                                                                     -----------
Computer - Peripheral Equipment (1.25%)
   Adaptec, Inc.* ..................................       150,000     3,553,125
                                                                     -----------
Computer - Products Misc (0.19%)
   First Virtual Corp.* ............................        34,000       535,500
                                                                     -----------
Computer - Services (8.67%)
   America Online, Inc.* ...........................       130,000    10,400,000

Computer - Services (continued)
   E*TRADE Group, Inc.* ............................       130,000    $3,241,875
   Fundtech Ltd. * .................................       103,000     2,175,875
   Mercury Interactive Corp. * .....................       105,000     4,252,500
   N2K Inc.* .......................................       100,000     2,512,500
   Sportsline USA Inc.* ............................        60,000     2,115,000
                                                                     -----------
                                                                      24,697,750
                                                                     -----------
Computer - Software (28.32%)
   BEA Systems, Inc.* ..............................       150,000     3,337,500
   BMC Software, Inc.* .............................        65,500     6,128,344
   Computer Associates International, Inc. .........       252,500    14,787,031
   Compuware Corp.* ................................        90,000     4,398,750
   Crystal Systems Solutions* (Israel) .............        85,000     1,551,250
   HNC Software, Inc.* .............................       110,000     4,290,000
   Information Management Associates,
     Inc.* .........................................       130,500     1,761,750
   Keane, Inc.* ....................................       100,000     5,025,000
   Manhattan Associates, Inc. * ....................         2,000        45,250
   Manugistics Group Inc.* .........................        50,000     3,000,000
   Microsoft Corp.* ................................       150,000    13,518,750
   Mobius Management Systems, Inc.* ................         3,600        66,600
   Networks Associates, Inc.* ......................       115,000     7,877,500
   PeopleSoft, Inc.* ...............................        50,000     2,325,000
   RealNetworks Inc.* ..............................        62,300     2,114,306
   Saville Systems Ireland PLC* American
     Depositary Receipts  (ADR) (Ireland) ..........       110,000     5,486,250
   Security Dynamics Technologies, Inc.* ...........       102,000     2,460,750
   Synopsys, Inc.* .................................        60,000     2,580,000
                                                                     -----------
                                                                      80,754,031
                                                                     -----------
Electronics - Components Misc. (0.76%)
   Computer Products, Inc.* ........................         4,600       101,200
   Sawtek, Inc.* ...................................        68,100     2,068,537
                                                                     -----------
                                                                       2,169,737
                                                                     -----------
Electronics - Measuring Instruments (0.38%)
   FARO Technologies, Inc.* ........................       100,000     1,100,000
                                                                     -----------
Electronics - Products Misc. (0.27%)
   Microwave Power Devices, Inc.* ..................       100,000       762,500
                                                                     -----------
Electronics - Semiconductor Components (13.73%)
   Altera Corp.* ...................................        75,000     3,037,500
   Analog Devices, Inc.* ...........................       176,666     6,878,932

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

Electronics - Semiconductor Components (continued)
   Applied Materials, Inc.* ....................        120,000       $4,335,000
   ARM Holdings PLC (ADR)  (United Kingdom) ....          1,700           68,638
   Credence Systems Corp.* .....................        125,000        3,445,313
   Cypress Semiconductor Corp.* ................        160,000        1,600,000
   Genesis Microchip, Inc.* ....................         68,800          920,200
   Intel Corp. .................................         40,000        3,232,500
   KLA-Tencor Corp.* ...........................         60,000        2,418,750
   Level One Communications, Inc.* .............        100,000        3,112,500
   Novellus Systems, Inc.* .....................         75,000        3,590,625
   PRI Automation, Inc.* .......................         60,000        1,605,000
   Veeco Intruments Inc.* ......................         60,000        2,422,500
   VLSI Technology, Inc.* ......................        120,000        2,475,000
                                                                    ------------
                                                                      39,142,458
                                                                    ------------
Medical - Home & Outpatient (0.00%)
   Laser Medical Corporation *(r) ..............        491,800               50
                                                                    ------------
Retail - Misc./Diversified (0.05%)
   CDnow, Inc.* ................................          4,200          134,400
                                                                    ------------
Telecommunications - Equipment (5.49%)
   C-Grams Unlimited Inc. *(r) .................        160,000          480,000
   Globecomm Systems Inc.* .....................        131,904        1,648,794
   Globecomm Systems Inc.* (R) .................        101,802        1,145,273
   Intelect Communications Inc.*  ..............        250,000        1,625,000
   Metromedia Fiber Network, Inc. (Class A)* ...         52,500        1,620,938
   PairGain Technologies, Inc.* ................        110,000        2,028,125
   Tellabs, Inc.* ..............................        100,000        7,087,500
                                                                    ------------
                                                                      15,635,630
                                                                    ------------
Telecommunications - Services (5.05%)
   Advanced Communications Group, Inc.* ........        100,000        1,387,500
   China Telecom Ltd.* (ADR) (Hong Kong) .......         10,200          393,975
   Esat Telecom Group PLC *(ADR) (Ireland) .....         18,700          598,400
   ICG Communications, Inc. ....................        100,000        3,500,000
   Nextel Communications, Inc. (Class A)* ......        100,000        2,868,750
   Primus Telecommunications Group, Inc. * .....        236,670        5,650,496
                                                                    ------------
                                                                      14,399,121
                                                                    ------------
Transport - Airline (4.58%)
   AMR Corp.* ..................................         40,000        6,095,000
   UAL Corp.* ..................................         80,000        6,975,000
                                                                    ------------
                                                                      13,070,000
                                                                    ------------
UNIT
Computer - Software (0.17%)
   Digital LAVA, Inc.*(r) ......................             50          500,000
                                                                    ------------
     TOTAL COMMON STOCKS AND UNIT
             (Cost $154,336,719) ...............         (94.20%)    268,593,328
                                                        -------     ------------

PREFERRED STOCK
Medical - Home & Outpatient (0.17%)
   Laser Medical Corporation *(r) ..............        500,000         $500,000
                                                        -------     ------------
            TOTAL PREFERRED STOCK
                   (Cost $500,000) .............          (0.17%)        500,000
                                                        -------     ------------

                                                          PAR VALUE
                                     INTEREST     S&P       (000s
                                       RATE     RATING**   OMITTED)
                                     --------   --------  ---------
BONDS
Aerospace/Aircraft (0.07%)
   Aeronca, Inc.,(r)
     Conv Sub Deb 01-31-00..........  12.50%      NR       $252          189,000
                                                                    ------------
Transport - Air Freight (0.20%)
   Piedmont Aviation Inc.,
     Equip Tr Cert 1988
     Ser F 03-28-09.................  10.35       B+        500          574,205
                                                                    ------------

Transport - Airline (0.03%)
   Northwest Airlines, Inc., Sr Note
     12-31-00.......................  12.09       BB         78           79,299
                                                                    ------------
                              TOTAL BONDS
                          (Cost $800,953)                 (0.30%)        842,504
                                                        -------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.91%)
   Investment in a joint repurchase
     agreement transaction with
     Toronto Dominion Securities
     USA, Inc. - Dated 04-30-98,
     Due 05-01-98 (Secured by
     U.S. Treasury Bills, 4.86%
     and 5.27%, Due 06-18-98
     and 12-10-98, U.S. Treasury
     Bonds, 6.00% thru 13.25%,
     Due 05-15-14 thru 02-15-27
     and U.S. Treasury Notes,
     4.75% thru 9.25%, Due
     07-31-98 thru 05-15-06)
     - Note A.......................   5.50       16,841              16,841,000
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Global Technology Fund

                                                                      MARKET
ISSUER, DESCRIPTION                                                    VALUE
-------------------                                                    -----

SHORT-TERM INVESTMENTS (continued)
Corporate Savings Account (0.00%)
   Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% .........................                          $1,743
                                                                  -------------
     TOTAL SHORT-TERM INVESTMENTS .............        (5.91%)       16,842,743
                                                   ---------      -------------
                TOTAL INVESTMENTS .............      (100.58%)      286,778,575
                                                   ---------      -------------
OTHER ASSETS AND LIABILITIES, NET .............        (0.58%)       (1,642,910)
                                                   ---------      -------------
                 TOTAL NET ASSETS .............      (100.00%)     $285,135,665
                                                   =========      =============

*     Non-income producing security.

**    Credit ratings are unaudited.

NR =  Not rated by either Standard & Poor's or Moody's Investors Services.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,145,273 as of April 30, 1998.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities are as follows:

                                                               MARKET
                                                             VALUE AS A      MARKET
                                                             PERCENTAGE     VALUE AT
                                  ACQUISITION   ACQUISITION   OF FUND'S     APRIL 30,
SECURITY                              DATE         COST      NET ASSETS       1998
--------------------              -----------   -----------  ----------     ---------
Aeronca, Inc. - Bonds .........     02-01-96     $240,000         0.07%     $189,000
C-Grams Unlimited Inc. -
  Common Stock ................     03-24-98      480,000         0.17       480,000
Digital LAVA Inc. - Unit ......     02-11-98      500,000         0.17       500,000
Laser Medical Corp.
  Common Stock ................     01-12-98           50         0.00            50
  Preferred Stock .............     01-12-98      500,000         0.17       500,000
                                                            ----------    ----------
                TOTAL .........                                   0.58%   $1,669,050
                                                            ==========    ==========

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Global Technology Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Global Technology Fund (the "Fund") and John Hancock Emerging Growth Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of foreign and U.S. companies that rely extensively on technology in their product development or operations.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Global Technology Fund

daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Advisor in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1998.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exhange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk").

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Global Technology Fund

   Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended April 30, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the sub-adviser. The Adviser has a sub-investment management contract with American Fund Advisors, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions. Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $100,000,000. The Adviser pays the Sub-Adviser a monthly management fee, equivalent on an annual basis, to the sum of (a) 0.35% of the first $100,000,000 of the Fund's average daily net asset value and (b) 40% of the investment advisory fee received by the Adviser on amounts over $100,000,000. The Fund pays a monthly administrative fee at the rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $187,002. Out of this amount, $29,597 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $123,290 was paid as sales commissions to unrelated broker dealers and $34,115 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.


   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $103,487.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays the transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S.
Scipione are Trustees and/or officers of the Adviser, and Mr. Barry J. Gordon is a director and officer of the Sub-Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Global Technology Fund

The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,687.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated $94,980,445 and $93,107,845, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

   The cost of investments owned at April 30, 1998 (including the joint repurchase agreement), for federal income tax purposes was $172,891,578. Gross unrealized appreciation and depreciation of investments aggregated $121,064,359 and $7,179,105, respectively, resulting in net unrealized appreciation of $113,885,254.

======================================NOTES=====================================

                   John Hancock Funds - Global Technology Fund

================================================================================

                                                              -----------------
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--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Global Technology Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             830SA 4/98
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